SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 29, 1999


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-21391                  95-4699061
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)


                         21700 Oxnard Street, Suite 1550
                            Woodland Hills, CA 91367
                    (Address of Principal Executive Offices)

                                 (818) 593-2282
                         (Registrant's Telephone Number)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     16.1 November 29, 1999 letter regarding resignation of Certifying
          Accountant

     16.2 Letter of KPMG regarding Change in Certifying Accountant


                                     Page 2
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 23, 1999                       TURBODYNE TECHNOLOGIES INC.



                                        By:  /S/ JOSEPH CASTANO
                                             -----------------------------------
                                             Joseph Castano
                                             Chief Financial Officer


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                                         EXHIBIT INDEX

EXHIBITS                                                             PAGE NUMBER

16.1 November 29, 1999 letter regarding resignation of Certifying Accountant

16.2      Letter of KPMG regarding Change in Certifying Accountant


                                     Page 3